UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2013

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 26, 2013, J. C. Penney Company, Inc. (the “Company”) and Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd. and Pershing Square Holdings, Ltd. (collectively, the “Selling Stockholders”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. (the “Underwriter”), with respect to the underwritten public offering of 39,075,771 shares of Common Stock of 50¢ par value of the Company (the “Shares”) to be sold by the Selling Stockholders.  The offering and sale of the Shares was made pursuant to the Company’s Registration Statement on Form S-3, initially filed with the Securities and Exchange Commission on April 24, 2013 (File No. 333-188106-01) and the Prospectus Supplement dated August 26, 2013 to the Prospectus dated the same date.  The Company did not receive any proceeds from the sale of the Shares by the Selling Stockholders.  The sale of the Shares pursuant to the Underwriting Agreement is expected to close on August 30, 2013.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company.  It also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriter against certain liabilities arising out of or in connection with the sale of the Shares and customary contribution provisions in respect of those liabilities.  The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The opinion and consent of Janet Dhillon, Executive Vice President, General Counsel and Secretary of the Company in connection with the validity of the Shares offered under the Registration Statement are filed herewith as Exhibit 5 and Exhibit 23, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                   Exhibit 1.1                      Underwriting Agreement dated as of August 26, 2013, by and among the Company, the Selling Stockholders and the Underwriter

Exhibit 5                        Opinion of Janet Dhillon with respect to the validity of the securities

Exhibit 23                      Consent of Janet Dhillon (see Exhibit 5)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:  /s/ Janet Dhillon
      Janet Dhillon
Executive Vice President,
General Counsel and Secretary

Date:  August 30, 2013

EXHIBIT INDEX

Exhibit Number                       Description

1.1                               Underwriting Agreement dated as of August 26, 2013, by and among the Company, the Selling Stockholders and the Underwriter

5                                  Opinion of Janet Dhillon with respect to the validity of the securities

23                                Consent of Janet Dhillon (see Exhibit 5)